MCSE-P3 12/25

FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED DECEMBER 12, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED AUGUST 1, 2025, OF
FRANKLIN SUSTAINABLE INTERNATIONAL EQUITY ETF (THE “FUND”)

Effective December 12, 2025, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI:

1) The following replaces references to Zehrid Osmani and Robbie McNab in the section titled “Fund Summary – Portfolio Managers” in the Fund's Summary Prospectus and Prospectus:

Jonathan Regan, CFA
Portfolio Manager of FTIML and portfolio manager of the Fund since December 2025.

2) The following replaces references to Zehrid Osmani and Robbie McNab in the section titled “Fund Details – Management” in the Fund’s Prospectus:

Jonathan Regan, CFA Portfolio Manager, FTIML
Mr. Regan has been a portfolio manager of the Fund since December 2025. He joined Franklin Templeton in 2015.

3) The following replaces references to Zehrid Osmani and Robbie McNab in the table in the section titled “Management and Other Services – Portfolio managers” in the Fund’s SAI:

Name	Type of Account	Number of Accounts Managed	Total Assets Managed (x $1 million)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (x $1 million)
Jonathan Regan*	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	5	390.5	None	None
	Other Accounts	1	130.7	None	None

*Information is provided as of October 31, 2025.

4) The following replaces the last sentence in the section titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” in the Fund’s SAI:

As of March 31, 2025, Mr. Cottrell did not own any shares of the Fund. As of October 31, 2025, Mr. Regan did not own any shares of the Fund.

Please retain this supplement for future reference.